UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2024

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 9th Avenue NE, Seattle, WA	98105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 385-6490

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectral Capital Corporation is referred to herein as the “Company”, “us”, “we”, or “our”.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2024, our Board of Directors appointed Sean Michael Brehm as the Chairman of its Board of Directors.  Sean Michael Brehm, age 57, was appointed as our director on May 13, 2024. Sean Michael Brehm’s career encompasses Chairman and CEO of Crowd Point Technologies and the Chairman of Node Nexus Network and previous roles as the Founder and CEO of Cyber Security, and Big Data Analytic and AI. In these roles, he has worked with the U.S. Department of Defense and other commercial customers developing and enhancing cyber security measures and AI and big data platforms.

Item 8.01. Other Events.

On June 6, 2024, the Company issued a press release announcing the appointment of Sean Michael Brehm as the Chairman of its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In April 2024, Mr. Brehm commenced upgrading the platforms of the Company’s subsidiaries Noot Holdings, Inc. (“Noot”) and Monitr Holdings, Inc (“Monitr”) to include Quantum as a Service (QaaS) within their functionality. In connection with Mr. Brehm’s recent appointments, the Company, under Mr. Brehm’s guidance, commenced development of Quantum as a Service (QaaS). QaaS is a cloud-based service that provides access to quantum computing technologies. QaaS harnesses the principles of quantum mechanics to solve complex problems beyond the capabilities of classical computers. QaaS is designed to offer computing power and efficiency, enabling solutions to challenges across various industries, including logistics, finance, healthcare and more.

Our QaaS products and services will be designed to enable users and enterprises access to QaaS in developing their applications that integrate security, application development and authentic intelligence. Our planned products will be designed to help to integrate the Web 5.0 experience for our customers. The Company intends to provide licensing agreements and paid-for-service products.

Noot is a search engine currently under development for the Quantum as a Service (QaaS) industry to harness the collective wisdom of users to solve complex problems and generate innovative solutions, reflecting the emergent behavior observed in quantum systems. Noot is currently in beta testing.

Monitr, currently under development, is designed to combine the essence of quantum computing with financial analytics to provide market insights and secure data handling. Leverage cloud computing, big data, and software to analyze the financial markets and discover trending stocks. Monitr is currently in beta testing.

We have had preliminary discussions with potential technology partners for a revenue share and co-development agreement for the commercialization of Noot and Monitr although no binding agreements have been executed.

Our development of the QaaS products and services and the Noot and Monitor platforms is contingent upon our receipt of adequate financing to support further development and modifications and our ongoing operational costs.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto contain “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Company’s planned technologies and operations, including but not limited to the development of the QaaS products and services and the Noot and Monitor platforms, the funding of operations, and the commencement of supply of the Company’s products and services to future customers.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others, but are not limited to, statements we make regarding the development and planned commercialization of the QaaS products and services and the Noot and Monitor platforms, expected operating results, and our plans and strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including our ability to obtain customers for our planned products and services, generate revenue, complete the development and commercialization of the QaaS products and services and the Noot and Monitor platforms; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; risks and uncertainties associated with market conditions; and our receipt of financing to complete our future plans and our ability to complete development and commercialization of the QaaS products and services and the Noot and Monitor platforms. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. No information in this document should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Spectral Capital Corporation on June 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: June 6, 2024	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer